FEDERATED BOND INDEX FUND

(A Portfolio of Federated Investment Trust) Institutional Shares Institutional Service Shares Supplement to Prospectuses dated September 30, 1997.



      On May 13, 1998, the Board of Trustees of Federated Investment Trust (the "Trust") approved a proposed Agreement and Plan of Reorganization (the "Agreement") between the Trust, on behalf of its portfolio, Federated Bond Index Fund (the "Fund"), and Federated Total Return Series, Inc. (the "Corporation"), on behalf of its portfolio, Federated Total Return Bond Fund (the "Portfolio"), whereby the Corporation would acquire all of the assets of the Fund in exchange for Institutional Shares and Institutional Service Shares of the Portfolio to be distributed pro rata by the Fund to the respective holders of Institutional Shares and Institutional Service Shares of the Fund, in complete liquidation of the Fund.

      The Agreement will be presented for the approval of shareholders of the Fund at a Special Meeting of Shareholders to be held on or about September 21, 1998. It is anticipated that shareholders of record on July 23, 1998, will receive a proxy statement discussing the terms of and the reasons for the reorganization in detail, and will be entitled to vote at the Special Meeting.

                                                                   July 23, 1998

[GRAPHIC OMITTED]

     Cusip  313909103
     Cusip  313909202
     G01780-07 (7/98)
[GRAPHIC OMITTED]